UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 7, 2021

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-13953	65-0773649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 Grace Drive, Columbia, Maryland 21044-4098
(Address of principal executive offices) (Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on April 26, 2021, W. R. Grace & Co., a Delaware corporation (“Grace” or the “Company”), entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) with W. R. Grace Holdings LLC (fka Gibraltar Acquisition Holdings LLC), a Delaware limited liability company (“Parent”) and a wholly owned subsidiary of Standard Industries Holdings Inc. (“Standard Industries Holdings”), and Gibraltar Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with the proposed Merger, Grace filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement dated August 10, 2021 (the “Proxy Statement”), which Grace first mailed to their stockholders on or about August 11, 2021.

Following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, eight lawsuits challenging the Merger have been filed.  The lawsuits are captioned (i) Shiva Stein v. W. R. Grace & Co. et al. (Case No. 1:21-cv-4731), filed in the U.S. District Court for the Southern District of New York on May 26, 2021; (ii) Peter Ansay v. W. R. Grace & Co. et al. (Case No. 1:21-cv-03077), filed in the U.S. District Court for the Eastern District of New York on May 29, 2021; (iii) Charles Bowles v. W. R. Grace & Co. et al. (Case No. 1:21-cv-04922), filed in the U.S. District Court for the Southern District of New York on June 3, 2021; (iv) Kathleen Finger v. W. R. Grace & Co. et al. (Case No. 5:21-cv-01055), filed in the U.S. District Court for the Central District of California on June 23, 2021; (v) Alex Ciccotelli v. W. R. Grace & Co. et al. (Case No. 2:21-cv-02842), filed in the U.S. District Court for the Eastern District of Pennsylvania on June 25, 2021; (vi) Sam Carlisle v. W. R. Grace & Co. et al. (Case No. 1:21-cv-00965), filed in the U.S. District Court for the District of Delaware on June 30, 2021; (vii) Charlotte Bark v. W. R. Grace & Co. et al. (Case No. 1:21-cv-07054), filed in the U.S. District Court for the Southern District of New York on August 20, 2021; and (viii) Jordan Wilson v. W. R. Grace & Co. et al. (Case No. 1:21-cv-01264), filed in the U.S. District Court for the District of Delaware on September 2, 2021.  The complaints filed in the lawsuits allege, among other things, that the defendants disseminated a materially incomplete and misleading Proxy Statement relating to the proposed Merger in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder.  We refer to the eight lawsuits collectively as the “Merger Litigation.”

Grace believes that the claims asserted in the Merger Litigation are without merit and supplemental disclosures are not required or necessary under applicable laws.  However, in order to avoid the risk that the Merger Litigation delays or otherwise adversely affects the Merger, and to minimize the costs, risks and uncertainties inherent in defending the lawsuits, and without admitting any liability or wrongdoing, Grace has agreed to supplement the Proxy Statement as described in this Current Report on Form 8-K.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.  To the contrary, Grace specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

Supplemental Disclosures to Proxy Statement in Connection with the Merger Litigation

The additional disclosures (the “Supplemental Disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety.  To the extent that information set forth in the Supplemental Disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Proxy Statement.  All page references are to the Proxy Statement and terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Proxy Statement.

1.	The disclosure in the third paragraph on page 33 of the Proxy Statement under the heading “Background of the Merger” is hereby amended and restated as follows:

In February 2019, the Company and a potential strategic partner (“Counterparty A”), which had previously expressed an interest in exploring a potential strategic transaction with the Company, entered into a confidentiality agreement which contained customary provisions, including a customary standstill provision that expired in February 2020, and began to engage in discussions and due diligence regarding a potential business combination transaction.  Discussions and due diligence continued throughout February and March 2019.

2.
The disclosure in the paragraph under the heading “Illustrative Discounted Cash Flow Analysis” beginning on page 52 and continuing onto page 53 of the Proxy Statement is hereby amended and restated as follows:

Using the Management Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on Grace.  Using discount rates ranging from 8.0% to 9.0%, reflecting estimates of Grace’s weighted average cost of capital, Goldman Sachs discounted to present value as of December 31, 2020 (i) estimates of unlevered free cash flow for Grace for the years 2021 through 2025 derived from the Management Projections and (ii) a range of illustrative terminal values for Grace, which were calculated by applying exit terminal year multiples ranging from 9.5x to 11.5x, to an estimate of Grace’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the terminal year of $824 million, as reflected in the Management Projections (which analysis implied a perpetuity growth rate ranging from 2.0% to 3.9%).  Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including Grace’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Grace, as well as certain financial metrics for the United States financial markets generally.  The illustrative terminal value to EBITDA multiple range was derived by Goldman Sachs using its professional judgment and taking into account, among other things, the Management Projections and EBITDA multiples implied by the historical trading prices of the Grace common stock from Q1 2016 to Q2 2021.  Goldman Sachs derived ranges of illustrative enterprise values for Grace by adding the ranges of present values it derived above.  Goldman Sachs then subtracted, from the range of illustrative enterprise values it derived for Grace, the net debt of Grace, as of December 31, 2020 of $2,273 million and adjusted to give effect on a pro forma basis to the pending acquisition by Grace of the FCS business announced in February 2021, as provided by the management of Grace, to derive a range of illustrative equity values for Grace.  Goldman Sachs then determined the net present value of tax attributes of Grace, as reflected in the Management Projections and excluded from the foregoing calculations, by applying a discount rate of 8.5%, representing the midpoint of the range of discount rates described above, to the value of these tax attributes and added these tax attributes to the range of illustrative equity values of Grace to derive a range of illustrative equity values that included an illustrative value for the tax attributes.  Goldman Sachs then divided the range of illustrative equity values it derived including the tax attributes and excluding the tax attributes, respectively, by the number of fully diluted outstanding shares of Grace of 67.1 million shares, as provided by the management of Grace, to derive a range of illustrative present values per share (including the tax attributes) ranging from $69.20 to $89.70 and a range of illustrative present values per share (excluding the tax attributes) ranging from $61.62 to $82.21.

3.	The disclosure on page 53 of the Proxy Statement under the heading “Illustrative Present Value of Future Share Price Analysis” is hereby amended and restated as follows:

Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Grace common stock, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s financial multiples.  For this analysis, Goldman Sachs used the Management Projections for each of the fiscal years 2022 through 2025. Goldman Sachs first calculated the implied enterprise value (“EV”) of Grace as of December 31 for each of the fiscal years 2021 to 2024, by multiplying the one-year forward EBITDA (“NTM EBITDA”) as of such date by an illustrative range of multiples of 9.0x to 11.0x. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical (from Q1 2016 to Q2 2021) trading data and EV/NTM EBITDA multiples for Grace.  To derive illustrative implied equity values per share of Grace common stock, Goldman Sachs then subtracted the amount of Grace’s projected net debt as of December 31 for each of the fiscal years 2021 to 2024, as provided by the management of Grace, to determine implied equity values per share of Grace common stock as of December 31 for each of the fiscal years 2021 to 2024.  Goldman Sachs then discounted these implied equity values per share to December 31, 2020 using a discount rate of 10.13%, reflecting an estimate of Grace’s cost of equity.  Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for Grace, as well as certain financial metrics for the United States financial markets generally.  Goldman Sachs then added to such implied present values the aggregate dividends per share of Grace common stock estimated to be paid by Grace for each of the fiscal years 2021 to 2014 in the Management Projections, and as discounted to December 31, 2020 using a discount rate of 10.13%, reflecting an estimate of Grace’s cost of equity.  These analyses resulted in a range of implied present values of $58.17 to $87.08 per share of Grace common stock.

4.	The following disclosure is added after the second table on page 54 of the Proxy Statement under the heading “Selected Transactions Analysis”:

Acquirer	Target	EV / LTM EBITDA
Cerberus / Koch	PQ’s Performance Chemicals Business	9.4x
Grace	Albemarle’s Fine Chemistry Services Business	9.5
Bain Capital / Cinven	Lonza Specialty Ingredients	13.0
Ardian	Angus Chemical Company	13.1
Lone Star	BASF Construction Chemicals	14.8
Avient	Clariant Masterbatches	11.1
Merck	Versum	14.3
Parker-Hannifin	LORD	16.5
Nippon	Dulux	16.1
Sika	Parex	12.8
Cabot Microelectronics	KMG Chemicals	13.2
Messer / CVC	Linde North America	9.2
Carlyle	Specialty Chemicals Business of Akzo Nobel	9.8
Grace	Albemarle Polyolefin Catalysts	12.8
Kuraray	Calgon Carbon	15.6
H.B. Fuller	Royal Adhesives	11.4
Houghton	Quaker	11.8
Henkel	Darex	14.7
Carlyle	Atotech	11.9
BASF	Chemetall	15.3
Evonik	Air Products Performance Materials	15.8
Sherwin-Williams	Valspar Corp	16.3
Air Liquide SA	Airgas	13.7
Platform Specialty	Alent plc	13.1
Solvay	Cytec Industries	14.8
Apollo Global Management, LLC	OM Group, Inc.	11.4
Tronox Limited	FMC Corp’s Alkali Chemicals Business	10.6

5.	The disclosure in the first paragraph under the heading “Premia Analysis” beginning on page 54 and continuing onto page 55 of the Proxy Statement is hereby amended and restated as follows:

Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for the 58 all-cash acquisition transactions announced during the time period from 2016 through April 23, 2021 involving a public company based in the United States as the target where the disclosed enterprise values for the transaction were between $5.0 billion and $10 billion.  For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premiums of the price paid in the transactions relative to the target’s stock price four weeks prior to the announcement of the transaction.  This analysis indicated a median premium of 34.1% across the period.  This analysis also indicated a 25th percentile premium of 20.8% and 75th percentile premium of 41.4% across the period.  Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 20.8% to 41.4% to the undisturbed closing price per share of Grace common stock of $44.05 as of November 6, 2020 (the last trading day before the first public announcement of a proposal by 40 North to acquire Grace) and calculated a range of implied equity values per share of Grace common stock of $53.21 to $62.29.  In addition, Goldman Sachs applied a reference range of illustrative premiums of 20.8% to 41.4% to the hypothetical undisturbed stock price from November 6, 2020 of $58.77 and calculated a range of implied equity values per share of Grace common stock of $70.99 to $83.10.

6.	The disclosure in the last paragraph on page 55 of the Proxy Statement is hereby amended and restated as follows:

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities.  Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Grace, Parent, any of their respective affiliates and third parties, including 40 North, and its respective affiliates and portfolio companies, or any currency or commodity that may be involved in the Merger.  Goldman Sachs acted as financial advisor to Grace in connection with, and participated in certain of the negotiations leading to, the Merger.  Goldman Sachs has provided certain financial advisory and/or underwriting services to Grace and/or its affiliates from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as bookrunner with respect to Grace’s 4.875% Senior Notes due 2027 (aggregate principal amount $750,000,000) in June 2020, Grace’s financial advisor in connection with Grace’s agreement to acquire the FCS business from Albemarle Corporation in February 2021 and as sole arranger with respect to Grace’s Senior Secured Term Loan B-3 due March 2028 (aggregate principal amount $300,000,000) in March 2021.  During the two-year period ended April 26, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Grace and/or its affiliates of approximately $1,000,000.  During the two-year period ended April 26, 2021, Goldman Sachs has not recognized any compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Parent, 40 North and their respective affiliates and portfolio companies.  Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Grace, Parent and 40 North and their respective affiliates and, as applicable, portfolio companies for which the Investment Banking Division of Goldman Sachs may receive compensation.  Affiliates of Goldman Sachs also may have co-invested with 40 North and its affiliates from time to time and may have invested in limited partnership units of affiliates of 40 North from time to time and may do so in the future.

Item 9.01.	Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Grace.  In connection with the proposed transaction, Grace has filed relevant materials with the SEC, including the Proxy Statement.  This communication is not a substitute for the Proxy Statement or any other document that Grace may file with the SEC or send to its stockholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF GRACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and Grace’s website, www.grace.com.  In addition, the documents may be obtained free of charge by accessing the Investor Relations section of Grace’s website at investor.grace.com or by contacting Grace’s Investor Relations by email at investor.relations@grace.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Grace common stock in respect of the proposed transaction. Information about the directors and executive officers of Grace is set forth in the proxy statement for Grace’s 2021 annual meeting of stockholders, which was filed with the SEC on May 24, 2021, in Grace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021, as amended by Amendment No. 1 on Form 10-K/A, which was filed with the SEC on April 30, 2021, and in other documents filed by Grace with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-looking statements

Certain statements contained in this communication may contain forward-looking statements, that is, information related to future, not past, events.  Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions.  Forward-looking statements include, without limitation, statements regarding:  financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; impact of COVID-19 on Grace’s business; competitive positions; growth opportunities for existing products; benefits from new technology; benefits from cost reduction initiatives; succession planning; markets for securities; the anticipated timing of closing of the proposed transaction and the potential benefits of the proposed transaction.  Grace is subject to risks and uncertainties that could cause actual results or events to differ materially from its projections or that could cause forward-looking statements to prove incorrect.   Factors that could cause actual results or events to differ materially from those contained in the forward-looking statements include, without limitation:  risks related to foreign operations, especially in areas of active conflicts and in emerging regions; the costs and availability of raw materials, energy, and transportation; the effectiveness of Grace’s research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace’s pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance costs (including existing and potential laws and regulations pertaining to climate change); the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods; fires and force majeure events; the economics of our customers’ industries, including the petroleum refining, petrochemicals, and plastics industries, and shifting consumer preferences; public health and safety concerns, including pandemics and quarantines; changes in tax laws and regulations; international trade disputes, tariffs, and sanctions; the potential effects of cyberattacks; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between Grace and Standard Industries Holdings Inc.’s affiliates; the failure to obtain Grace stockholder approval of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; risks relating to the financing required to complete the transaction; the effect of the announcement of the transaction on the ability of Grace to retain and hire key personnel and maintain relationships with its customers, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the transaction; significant transaction costs, fees, expenses and charges; the risk of litigation and/or regulatory actions related to the transaction; other business effects, including the effects of industry, market, economic, political, regulatory or world health conditions (including new or ongoing effects of the COVID-19 pandemic), and other factors detailed in Grace’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020 and Grace’s other filings with the SEC, which are available at http://www.sec.gov and on Grace’s website at www.grace.com. Our reported results should not be considered as an indication of our future performance.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Grace undertakes no obligation to release publicly any revisions to our projections and forward-looking statements, or to update them to reflect events or circumstances occurring after the dates those projections and statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Cherée Johnson
Cherée Johnson
Senior Vice President, General Counsel, and Secretary

Dated: September 7, 2021